UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 20, 2017

SYMBID CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-177500	45-2859440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Marconistraat 16 3029 AK Rotterdam, The Netherlands		N/A
(Address of principal executive offices)		(Zip Code)

+ 31 (0) 1 089 00 400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 20, 2017, our Board of Directors and stockholders holding 149,863,484 shares of Common Stock, representing 80% of our outstanding voting stock, in accordance with Section 78.320 of the Nevada Revised Statutes, have consented in writing to the following corporate actions:(i) a reverse stock split of our common stock, $0.001 par value per share, at a ratio of not less than 1:40 and not more than 1:80, with authorization to our Board of Directors to determine the exact split ratio within this range, at its discretion (the “Reverse Stock Split’) and (ii) a name change from Symbid Corp. to Sincerity Applied Materials Holdings Corp (the “Name Change”). We will effect the Name Change and the Reverse Stock Split by amending our Articles of Incorporation through the filing of a Certificate of Amendment.

In accordance with Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we will file the definitive Information Statement on Schedule 14C (the “Information Statement”) and will deliver a copy of the Information Statement to our stockholders of record at the close of business on April 20, 2017. The Name Change and the Reverse Stock Split will not become effective until at least 20 calendar days after the first date of the delivery of the Information Statement to all stockholders of record at the close of business on April 20, 2017.

We have notified Financial Regulatory Authority, Inc. (“FINRA”) of these proposed corporate actions, as required by Rule 10b-17 under the Exchange Act and the rules and procedures of FINRA. Promptly following the expiration of the 20-calendar day period referenced above and, subject to FINRA completion of its review, we intend to file the Certificate of Amendment with the Secretary of State of the State of Nevada, which is expected to be prior to or contemporaneously with the announcement of these corporate actions by FINRA on the Daily List.

Item 5.07 Submission of Matters to a Vote of Security Holders

Reference is made to the disclosure set forth under Item 5.03 above, which disclosure is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMBID CORP.

Date: April 25, 2017	By:	/s/ Korstiaan Zandvliet
Name: Korstiaan Zandvliet
Title: President

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